DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS

April 1, 2014	PROSPECTUS

Dunham Milestone Treasury Obligations Fund* (MTOXX)

Offered through:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

*The Milestone Treasury Obligations Fund is a money market fund series of the AdvisorOne Funds and is offered in this prospectus to investors in the Dunham Funds.

The U.S. Securities and Exchange Commission has not approved or disapproved the above listed Fund. The U.S. Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
FUND SUMMARY	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	3
Principal Investment Strategies	3
Principal Investment Risks	4
MANAGEMENT	4
Investment Adviser	4
Investment Adviser Portfolio Manager	5
HOW SHARES ARE PRICED	5
HOW TO PURCHASE SHARES	5
HOW TO REDEEM SHARES	7
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	10
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	11
HOUSEHOLDING	11
FINANCIAL HIGHLIGHTS	12
Privacy Notice	13

FUND SUMMARY

Investment Objective:

The Treasury Obligations Fund is a money market fund that seeks to provide its shareholders with the maximum current income that is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Shareholder Servicing Fees	0.25%
Remaining Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.41%

*The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until December 31, 2015 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any interest expense, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary or non-recurring expenses such as litigation or reorganization costs) will not exceed 0.45% of the Fund’s average daily net assets for Investor Class Shares of the Fund.  Additionally, the Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until December 31, 2015 to ensure that the daily yield will be at least zero for Investor Class Shares of the Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  These agreements may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund' adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Investor Class Shares
1	$42
3	$132
5	$230
10	$518

Principal Investment Strategies:

As a fundamental policy, which cannot be changed without shareholder approval, the Fund invests only in:

•

U.S. Treasury obligations maturing in 397 days or less.

•

Repurchase agreements fully collateralized by U.S. Treasury obligations.

The Fund may invest in U.S. Treasury obligations or repurchase agreements without limit. Although the Fund intends to be fully invested in these instruments, it may hold a de minimis amount of cash for a short period prior to investment or payment of the proceeds of redemption.

The Fund will maintain an average maturity computed on a dollar-weighted basis of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Investment Risks:

Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency. Thus, while the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will do so. It is possible to lose money by investing in the Fund.  If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from a decline in the value of those securities, reduced levels of income, and expenses of enforcing its rights.

Performance:

The following bar chart and tables below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Investor Class shares of the Fund from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance. Performance for the periods prior to January 20, 2012 is that of the Treasury Obligations Portfolio, a series of The Milestone Funds, the predecessor of the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information for AdvisorOne Funds is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Annual Returns for Years Ended December 31,

Best Quarter	December 31, 2006	1.23%
Worst Quarter	December 31, 2013	0.00%*
*Less than 0.005%

Average Annual Total Returns

(For the periods ended December 31, 2013)

	1 Year	5 years	10 Years
Investor Class Shares	0.00%	0.01%	1.42%
Lipper U.S. Treasury Money Market Funds Index	0.0051%	0.0153%	1.29%

The Investor Class Shares' seven-day current yield on December 31, 2013 was 0.00%.

Returns would have been lower if the Fund’s adviser had not waived and/or reimbursed certain expenses of the Fund during the period shown.

Investment Adviser:  CLS Investments, LLC.

Portfolio Manager:  CLS utilizes a team approach for management of the Fund. Marc Pfeffer, Senior Portfolio Manager of CLS, Stephen Donahoe, Senior Portfolio Manager of CLS, and Matthew Santini, Portfolio Manager of CLS each serve as portfolio managers for the Fund.  Messrs. Pfeffer and Santini have been portfolio managers of the Fund since its inception in January 2012.  Mr. Donahoe has served as a portfolio manager of the Fund since June 2012.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described in the section titled "How Shares Are Priced" of the Fund's Prospectus.

Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-866-811-0225.  You also may purchase and redeem shares through a financial intermediary.

The minimum initial investment for Investor Class Shares is $1,000,000.  There is no minimum subsequent investment.

Tax Information:  Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Milestone Treasury Obligations Fund is a money market fund that seeks to provide its shareholders with the maximum current income that is consistent with the preservation of capital and the maintenance of liquidity.  The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

U.S. Treasury obligations are securities issued by the United States Treasury, such as Treasury bills, notes and bonds that are fully guaranteed as to payment of principal and interest by the United States government.

Repurchase agreements are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one-to-seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security.

The Fund enters into repurchase agreements with dealers that the adviser believes present minimal credit risks in accordance with guidelines established by the Board of Trustees of AdvisorOne Funds (the "Board"). The adviser monitors the credit-worthiness of sellers under the Board's general supervision. If a seller defaults on its repurchase obligation, however, the Fund might suffer a loss.

The Fund will make no investment unless the adviser first determines that the investment is eligible for purchase and presents minimal credit risks, pursuant to procedures adopted by the Board. The Fund's investments are subject to the restrictions imposed by Rule 2a-7 under the Investment Company Act of 1940, as amended.

The Fund may purchase U.S. Treasury obligations on a when-issued or forward commitment basis. The Fund may also invest up to 5% of its net assets in illiquid securities. Each of these investment techniques and their related risks are described in detail in the Statement of Additional Information.

PRINCIPAL INVESTMENT RISKS

If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from a decline in the value of those securities, reduced levels of income, and expenses of enforcing its rights.

TEMPORARY DEFENSIVE POSITIONS

Under abnormal market or economic conditions, the Fund temporarily may hold up to 100% of its investable assets in cash. The Fund may also, under such circumstances, invest in other investment companies. For temporary or emergency purposes, the Fund may borrow up to 33 1/3% of its total assets. When taking such temporary positions, the Fund may not achieve its investment objective.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund will disclose its complete portfolio holdings monthly on its website at www.advisoronefunds.com.  Additionally, the Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (May 31st) and its fiscal year (November 30th) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (the "SEC") by the 70th day after the end of the relevant fiscal period.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (February 28/29 and August 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period.

You can find these filings on the SEC's website, www.sec.gov.

The Statement of Additional Information also describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.

MANAGEMENT

Investment Adviser

CLS Investments, LLC ("CLS"), a Nebraska limited liability company, serves as investment adviser to the Fund. CLS (including its predecessor) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989. As of December 31, 2013, CLS managed approximately $6.2 billion in assets under management.  CLS maintains its principal offices at 17605 Wright Street, Omaha, Nebraska 68130. CLS is an affiliate of Gemini Fund Services, LLC and Northern Lights Distributors, LLC.

Under the terms of its investment advisory agreement, CLS is responsible for formulating the Fund's investment program and for making day-to-day investment decisions and engaging in portfolio transactions. CLS also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Fund's operations.

CLS is entitled to receive a monthly fee at the annualized rate (expressed as a percentage of the Fund's average daily net assets) of 0.10%.

CLS has agreed to defer its advisory fee and reimburse Fund expenses to limit total operating expenses at least through December 31, 2015, so that direct expenses do not exceed 0.45% of the Fund’s average daily net assets of Investor Class shares of the Fund.  Additionally, CLS has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until December 31, 2015, to ensure that the daily yield will be at least zero for Investor Class shares of the Fund. For the fiscal period ended November 30, 2013, CLS received 0% after waiver.

Any deferral and reimbursement may be recouped by CLS from the Fund, to the extent that overall expenses fall below the preceding class-specific limits, within three years of when the amounts were deferred or reimbursed, including with respect to amounts waived or reimbursed by the predecessor fund's adviser pursuant to its expense limitation agreement with the predecessor fund.

Investment Adviser Portfolio Manager

Marc Pfeffer joined the adviser as a Senior Portfolio Manager in August 2011.  Previously, Mr. Pfeffer served as Chief Investment Officer of Milestone Capital Management, LLC ("Milestone") since 2004.  Mr. Pfeffer has over 23 years of money market fund investment experience and in addition to serving as Chief Investment Officer, was also head of the portfolio management and the research team at the predecessor Fund's adviser.  Before joining Milestone, Mr. Pfeffer was with Bear, Stearns & Co. Inc. and Goldman Sachs Asset Management ("GSAM").  At GSAM Mr. Pfeffer was responsible for managing six institutional money market portfolios which grew to over $3 billion in total assets as of November 1994. Mr. Pfeffer's portfolio management experience and expertise encompass all aspects of institutional money market fund management, including: portfolio composition and structure; liquidity credit analysis and risk management; compliance review and monitoring; fund administration, accounting, operations and controls.  Mr. Pfeffer holds a BS in Finance from the State University of New York at Buffalo, and an MBA from Fordham University.

Mr. Donahoe, CFA has been a portfolio manager of CLS since March of 2008.  Mr. Donahoe currently serves as Senior Portfolio Manager of CLS and has worked for CLS since 2008.  Prior to joining CLS, Mr. Donahoe served as a portfolio manager for Wells Fargo Bank Private Asset Management (2001-2008).

Mr. Santini joined CLS in August 2011, continuing as portfolio manager of the Fund, which was reorganized into the AdvisorOne Funds in 2012.  Prior to joining CLS, Mr. Santini was a portfolio manager at Milestone Capital Management, LLC for five years. Prior to serving as portfolio manager at Milestone Capital Management, LLC, Mr. Santini worked for Citigroup where he assisted clients in evaluating proprietary offerings.

The Fund's investment advisory agreement with the adviser is subject to the Board's annual review and approval.  A discussion regarding the basis for the Board's most recent approval of the advisory agreement on January 24, 2013 is available in the Fund’s annual report dated November 30, 2013.

HOW SHARES ARE PRICED

The net asset value per share of the Fund is determined at 5:00 p.m. (Eastern Time) on each Fund business day. The net asset value is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. The Fund's securities are valued at their amortized cost which does not take into account unrealized gains or losses on securities. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any Investor paid or accreting discount received. The amortized cost method minimizes changes in the market value of the securities held by the Fund and helps it maintain a stable price of $1.00 per share.

HOW TO PURCHASE SHARES

Types of Accounts

If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

•

Individual or Joint Ownership.  One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

•

Gift or Transfer to Minors.  A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

•

Trust.  A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

•

Corporations, Partnerships and Other Legal Entities.  Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

•

Retirement.  If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible.

Shareholder Services

The Board has adopted a Shareholder Services Plan (the “Plan”), which provides that AdvisorOne Funds (the “Trust”), on behalf of the Fund, may obtain the services of certain financial institutions, broker-dealers, and other financial intermediaries to act as shareholder servicing agents for their customers.  For these services, the Trust may pay the shareholder servicing agent a fee, up to the amount indicated below, based upon the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. Payments under the Plan may vary and are determined by the Trust in its sole discretion, in amounts up to the amount indicated below.

Fees	Investor Class Shares
Shareholder Servicing Fees	0.25%

Because these shareholder service fees are paid out of the Fund's assets on an ongoing basis, such fees may, over time, increase the cost of investing in the Fund.  Pursuant to the Investment Company Act of 1940, as amended, you will have exclusive voting rights with respect to the Plan for Investor Class Shares.

ADDITIONAL SHARE CLASSES

In addition to the Investor Class Shares, the Fund also offers Financial Class Shares, Institutional Class Shares and Premium Class Shares by separate prospectuses. For further information about these other classes of shares, please call (866) 811-0225.

Purchasing Shares

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the applicable Fund

The minimum initial investment for Investor Class Shares is $1,000,000.

AdvisorOne Funds or CLS may waive or lower the minimum in certain cases. You must complete and sign an application for each account you open.

The Fund and the Distributor each reserves the right to reject any purchase for any reason and to cancel any purchase due to non-payment. You must make all purchases in United States dollars and draw all checks on United States banks. If we cancel your purchase due to non-payment, you will be responsible for any loss the Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

Method of Purchase	Purchase Procedures

Through a Financial Professional

Contact your financial consultant. Your financial consultant can tell you the time by which you must submit your order to begin receiving dividends that day. Your Financial Consultant must transmit the order to the Fund before 5:00 p.m. Eastern time).

Through Brokers

The Distributor authorizes certain securities dealers, banks or other financial service firms (collectively, "brokers") to purchase your shares. To receive that day's share price:

•

you must place your order with the broker before 5:00 p.m. Eastern time.

By Mail

To purchase Shares, send your completed application to:

AdvisorOne Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

 Include with your application your check, payable to "AdvisorOne Funds"

By Wire

If you wish to wire money to make a subsequent investment in the Fund, please call 1-866-811-0225 for wiring instructions and to notify the Fund that a wire is coming.  Any commercial bank can transfer same-day funds by wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds.

By Telephone

You may make subsequent purchases in your account by telephoning 1-866-811-0225 between 8:30 a.m. and 6:00 p.m. Eastern time on any day the Fund is open. We will electronically transfer money from the bank account you designate on your Application to our account with AdvisorOne Funds. This investment option is only available if you have not declined or cancelled your telephone investment privilege.

IMPORTANT NOTES	Once you have requested a telephone transaction, and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

HOW TO REDEEM SHARES

You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in the Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See Redemption Procedures Request in Good Order.

We will mail your redemption proceeds to your address of record or transmit them electronically to your designated bank account. Except under certain extraordinary conditions, we will send your redemption to you within seven days after we receive your redemption request. If you purchase shares by check and, soon after, request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions.  Redemption proceeds must be payable to the registered shareholder(s) of the account or to a financial intermediary for the benefit of the registered shareholder(s) of the account.  Please call 1-866-811-0225 for further information.  We will not process your redemption request if it is not in good order.  We will notify you if your redemption request is not in good order.

If, as a result of your redemption, your account value drops below $2,500, we may redeem the remaining shares in your account.  We will notify you in writing of our intent to redeem your shares.  We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least the minimum amount before we will process the redemption.

Medallion Signature Guarantees

Your redemption request must be accompanied by a "medallion signature guarantee" under certain circumstances, such as sending the redemption proceeds to an address other than the address of record.

Third Party Transactions

If you buy and redeem shares of the Fund through a member of the Financial Industry Regulatory Authority, Inc. that member may charge a fee for that service.  The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the Fund's net asset value next computed after it is received by the authorized broker or broker authorized designee.

CLS may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative and servicing functions for Fund shareholders and/or making the funds available for purchase on their platforms.  These payments are made from CLS and are not charged to the Fund, unless part of an approved Plan.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund's assets). The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Method of Redemption	Redemption Procedures

By Telephone

You may authorize redemption of some or all shares in your account with the Fund by telephoning the Fund at 1-866-811-0225 between 8:30 a.m. and 6:00 p.m. Eastern time on any day the Fund is open.

You will NOT be eligible to use the telephone redemption service if you:

•

have declined or canceled your telephone investment privilege;

•

wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record for the account;

•

must provide supporting legal documents such as a signature guarantee for redemption

•

have an account set up as a corporation, trust or partnership; or

•

wish to redeem from a retirement account.

By Mail

If you are redeeming Shares, you may send your redemption request to:

AdvisorOne Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

 You must include the following information in your written request:

•

a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;

•

other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

•

a signature guarantee, if necessary.

By Wire

You may request your redemption proceeds be wired directly to the bank account designated on your application. The Fund's transfer agent will charge you a $10.00 fee for each wire redemption. The transfer agent will deduct the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Request in "Good Order"

For our mutual protection, all redemption requests must include:

•

your account number;

•

the amount of the transaction;

•

for mail request, signatures of all owners EXACTLY as registered on the account and signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers); and

•

any supporting legal documentation that may be required.

Your redemption request will be processed at the next determined share price after we have received all required information.

IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

Options For Redemption Proceeds

You may receive your redemption proceeds by check or by wire.

Check Redemptions:  Normally we will mail your check within two business days of a redemption.

Wire Redemptions:  Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

You may request that your redemption proceeds be wired directly to your bank account.  AdvisorOne Funds' transfer agent imposes a $10.00 fee for each wire redemption and deducts the fee directly from your account.  Your bank may also impose a fee for the incoming wire.  The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions in proper form subsequently received by AdvisorOne Funds.

Telephone Redemptions and Exchanges

We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

AdvisorOne Funds reserves the right to refuse a telephone redemption or exchange if the caller cannot provide:

•

the account number

•

the name and address exactly as registered on the account

•

the primary social security or employer identification number as registered on the account

We may also require a password from the caller.

AdvisorOne Funds will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

HOW TO EXCHANGE SHARES

The exchange privilege is a convenient way to buy shares in another fund in order to respond to changes in your investment goals or in market conditions. You may exchange your Investor Class Shares for Class N shares of any fund that is a series of AdvisorOne Funds without paying any sales charge.

If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500.

You may exchange shares either by telephone, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

• current Fund’s name;

• account names and numbers;

• the amount you wish to exchange;

• specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and

• signatures of all registered owners.

To exchange shares by telephone, you should call 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Fund is open. We will process telephone requests made after 4:00 p.m. Eastern time at the close of business on the next business day. You should notify the Fund in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request. Please note that we will only accept exchanges if your ownership registrations in both accounts are identical.

We will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. We will not impose an initial sales charge, redemption fee or penalty on exchanges. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Systematic Exchange Program

The Systematic Exchange Program allows you to make regular, systematic exchanges from one AdvisorOne Fund account into an AdvisorOne Fund Milestone Treasury Obligations Fund Institutional Class Shares account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase Institutional Class Shares of the Milestone Treasury Obligations Fund.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

Exchanging Shares Purchased Through Your Financial Advisor. If Fund shares were purchased through your Financial Advisor, initiate your exchange order by contacting your Financial Advisor.

Transferring Registration

You can transfer the registration of your shares in the Fund to another owner by completing a transfer form and sending it to the AdvisorOne Funds, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

Dividends are declared daily and paid monthly, following the close of the last Fund Business Day of the month. Shares purchased by wire before 5:00 p.m. (Eastern Time) begin earning dividends that day. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by contacting the Trust. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. All dividends and other distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of the Fund. If no election is made, all dividends and distributions will be reinvested.

CAPITAL GAINS DISTRIBUTIONS

Net realized short-term capital gains, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of the shareholders, which will be at least once per year. The Trust does not anticipate that the Fund will realize any long-term capital gains, but should they occur, they also will be distributed at least once every 12 months.

TAX MATTERS

Dividends paid by the Fund out of its net investment income (including realized net short-term capital gains) are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gains, if any, realized by the Fund are taxable to the shareholders as long-term capital gains, regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. Distributions are subject to federal income tax when they are paid, whether received in cash or reinvested in shares of the Fund. Distributions declared in December and paid in January, however, are taxable as if paid on December 31st.

The Fund is required by federal law to withhold 28%, or such other amounts as required by federal law, of reportable payments (which may include dividends and capital gain distributions) paid to a non-corporate shareholder unless that shareholder certifies in writing that the social security or other taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

Some states and localities do not tax dividends paid on shares of the Fund that are attributable to interest from U.S. Treasury obligations (but not necessarily interest earned on repurchase agreements).

Reports containing appropriate information with respect to the federal income tax status of dividends, distributions and redemptions, including the proportions attributable to capital gains and interest on U.S. Treasury obligations, paid during the year by the Fund will be mailed to shareholders shortly after the close of each calendar year.

The foregoing is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. The Statement of Additional Information contains a more detailed discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisors.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

To allow the adviser to manage the Fund most effectively, investors are encouraged to execute as many trades as possible before 2:30 p.m. To protect the Fund's performance and shareholders, the adviser discourages frequent trading in response to short-term market fluctuations. The Trust and the Transfer Agent each reserves the right to reject any purchase order for any reason. Because many investors acquire shares of money market funds as short-term investments, however, the Board has not adopted a policy with respect to frequent purchases and redemptions of the Fund's shares.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (866) 811-0225 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Investor Class Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP whose report, along with the Fund’s financial statements, are included in the Fund’s November 30, 2013 annual report, which is available at no charge upon request. Financial information prior to 2012 is that of the Treasury Obligations Portfolio, a series of The Milestone Funds, the predecessor of the Fund.

	Investor Shares

	Year Ended November 30,
	2013		2012		2011		2010		2009

Net asset value, beginning of year	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Activity from investment operations:
Net investment income	0.000	(a,b)	0.000	(a,b)	0.000	(a,b)	0.000	(b)	0.000	(b)

Less distributions from:
Net investment income	(0.000)	(b)	(0.000)	(b)	(0.000)	(b)	(0.000)	(b)	(0.000)	(b)
Net realized gains	(0.000)	(b)	-		-		-		-
Total distributions	(0.000)		(0.000)		(0.000)		(0.000)		(0.000)

Net asset value, end of year	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total return	0.00%		0.01%		0.01%		0.01%		0.02%

Net assets, at end of year (000s)	$ 50,829		$ 54,039		$ 53,492		$ 52,814		$ 93,669

Ratio of gross expenses to average
net assets (c)	0.41%		0.46%		0.55%		0.59%		0.53%
Ratio of net expenses to average
net assets	0.10%	(d)	0.18%	(d)	0.13%	(e)	0.19%	(e)	0.35%	(e)
Ratio of net investment income
to average net assets	0.00%	(f)	0.01%		0.00%	(f)	0.00%	(f)	0.02%

(a)									Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)							Amount represents less than $0.01 per share.
(c)									Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Fund’s adviser.
(d)									The Fund’s Adviser, CLS Investments, LLC, has agreed to waive additional fees in order to maintain a positive return. The additional waiver,
0.27% and 0.16% for the periods ended November 30, 2012 and November 30, 2013, respectively, decreased the net expense ratio.
(e)									The Fund’s previous Adviser, Milestone Capital Management, LLC, had agreed to waive additional fees in order to maintain a positive return.
The additional waiver, 0.10%, 0.26%, and 0.32% for the periods ended November 30, 2009 through November 30, 2011, respectively, decreased the net expense ratio. A portion of the waiver for the period ended November 30, 2011 were waived by CLS Investments, LLC.
(f)	Less than 0.005%.

                                                                                                              Rev. Jan. 2014

FACTS		WHAT DOES ADVISORONE FUNDS ("ADVISORONE") DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?		The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number ▪ Employment information ▪ Account balances	▪ Account transactions ▪ Income ▪ Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer's personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons AdvisorOne chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AdvisorOne share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates' everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?		Call (866) 811-0225 or go to www.advisoronefunds.com
This page is not part of the prospectus

Who we are
Who is providing this notice?	AdvisorOne Funds
What we do
How does AdvisorOne protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does AdvisorOne collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of AdvisorOne:

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Gemini Alternative Funds, LLC

•

Gemini Hedge Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • AdvisorOne does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

WHERE TO GO FOR MORE INFORMATION

You may obtain the following and other information regarding the Fund free of charge:

Statement of Additional Information

The Statement of Additional Information ("SAI") of the Fund provides more details about the Fund's policies and management. The Fund's SAI is incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus).

Annual and Semi-Annual Report

The annual and semi-annual reports for the Fund provide the most recent financial reports and a discussion of portfolio holdings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Fund or to request additional information about the Fund, please contact us.

By Telephone:

(888) 3DUNHAM (338-6426)

By Mail:

Dunham Account of the AdvisorOne Funds Milestone Treasury Obligations Fund, Investor Class

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Website:

www.dunham.com

Through the SEC:

You may review and obtain copies of the Fund's information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call (202) 942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520

Investment Company Act File Number 811-22153